EXHIBIT 99.3

COUSINS PROPERTIES INCORPORATED

Summary of Unaudited Pro Forma Financial Statements

On July 19, 2013, Cousins Properties Incorporated (the “Company”) entered into two purchase and sale agreements for the acquisition of Greenway Plaza, a 10-building approximately 4.4 million square foot office complex in Houston, Texas, and 777 Main Street, a 980,000 square foot Class A office building in Fort Worth, Texas (the “Texas Acquisition”), for a gross aggregate purchase price of approximately $1.1 billion.

These pro forma financial statements reflect a funding of the purchase price of the Texas Acquisition with net proceeds from an assumed public offering of 60.0 million shares of common stock, less estimated underwriting and other fees (the “Offering”), and proceeds from a new unsecured term loan facility (the “New Facility”). The New Facility, which was executed on July 29, 2013, permits the Company to draw up to $950.0 million, with an accordion feature permitting the Company to increase the amount available by up to $150.0 million if the Company requests and receives additional commitments for the increase (for an aggregate available facility amount up to $1.1 billion). The pro forma financial statements do not reflect any funding of any portion of the purchase price of the Texas Acquisition with any secured debt that the Company might obtain in the future.

On February 8, 2013, the Company purchased an 80% interest in MSREF/Cousins Terminus 200 LLC and simultaneously repaid the mortgage loan secured by the Terminus 200 property. Immediately thereafter, the Company contributed its interest in the Terminus 200 property and its interest in the Terminus 100 property, together with the existing mortgage loan secured by the Terminus 100 property to a newly–formed entity, Terminus Office Holdings LLC (“TOH”), and sold 50% of TOH to institutional investors advised by J.P. Morgan Asset Management. Concurrently, the Company purchased Post Oak Central from an affiliate of L.P. Morgan Asset Management (collectively, the “Post Oak/Terminus Transactions”).

On April 25, 2013, the Company purchased 816 Congress, a Class A office tower in Austin, Texas.

The following unaudited pro forma balance sheet as of June 30, 2013 has been prepared to give effect to the Texas Acquisition and the related fundings as if the transaction occurred on June 30, 2013.

The following unaudited pro forma statements of operations for the six months ended June 30, 2013 and the pro forma statement of comprehensive income for the year ended December 31, 2012 have been prepared to give effect to (1) the Texas Acquisition and related fundings, (2) the Post Oak/Terminus Transactions and (3) the acquisition of 816 Congress as if the transactions occurred on January 1, 2012.

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of the Company included in its Annual Report filed on Form 10-K for the year ended December 31, 2012 and its Quarterly Report filed on Form 10-Q for the quarterly period ended June 30, 2013. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of the Texas Acquisition included herein and in conjunction with the financial statements and notes thereto of Post Oak Central and Terminus 200 included in the Company’s Current Report on Form 8-K/A filed on March 26, 2013.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions and dispositions discussed above been consummated on the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets acquired in connection with the Texas Acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

Cousins Properties Incorporated and Subsidiaries

Pro Forma Consolidated Balance Sheet

June 30, 2013

(unaudited; in thousands)

		Pro Forma Adjustments
	Cousins Properties Incorporated Historical(a)	Texas Acquisition		Pro Forma Total
Assets
Real estate assets:
Operating properties, net	$838,826	$674,697	(b)	$1,513,523
Projects under development, net	5,819	—		5,819
Land	38,039	350,001	(b)	388,040
Other	—	—		—

	882,684	1,024,698		1,907,382
Operating properties and related assets held for sale, net	51,301	—		51,301
Cash and cash equivalents	4,925	—		4,925
Restricted cash	3,230	—		3,230
Notes and accounts receivable, net	8,539	—		8,539
Deferred rents receivable	34,707	—		34,707
Investments in unconsolidated joint ventures	127,948	—		127,948
Other assets	87,454	137,023	(b)	224,477

Total assets	$1,200,788	$1,161,721		$2,362,509

Liabilities and equity
Notes payable	$340,374	$503,024	(c)	$843,398
Accounts payable and accrued expenses	34,433	—		34,433
Deferred income	25,785	—		25,785
Other liabilities	26,582	49,317	(b)	75,899

Total liabilities	427,174	552,341		979,515
Stockholders’ investment:
Preferred stock	94,775	—		94,775
Common stock	124,258	60,000	(d)	184,258
Additional paid-in capital	825,777	552,380	(d)	1,378,157
Treasury stock at cost	(86,840)	—		(86,840)
Distributions in excess of cumulative net income	(206,995)	(3,000	)(e)	(209,995)

Total stockholders’ investment	750,975	609,380		1,360,355
Nonredeemable noncontrolling interests	22,639	—		22,639

Total equity	773,614	609,380		1,382,994

Total liabilities and equity	$1,200,788	$1,161,721		$2,362,509

The accompanying notes are an integral part of this statement.

(a)	Historical financial information is derived from the Company’s Quarterly Report filed on Form 10-Q as of June 30, 2013.
(b)	Reflects the purchase price of the assets and liabilities in connection with the Texas Acquisition, net of any purchase price adjustments.
(c)	Represents amounts assumed to be financed through the New Facility in connection with the Texas Acquisition.
(d)	Reflects net proceeds from the Offering.
(e)	Reflects the expensing of estimated acquisition-related costs as required under GAAP.

Cousins Properties Incorporated and Subsidiaries

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2013

(unaudited; in thousands, except per share amounts)

		Pro Forma Adjustments
	Cousins Properties Incorporated Historical(a)	Q1 and Q2 2013 Transactions(b)		Texas Acquisition		Pro Forma Total
Revenues
Rental property revenues	$73,477	$5,164	(d)	$73,675	(c)	$152,316
Fee income	6,511	—		—		6,511
Land sales	1,396	—		—		1,396
Other	2,668	—		336	(c)	3,004

	84,052	5,164		74,011		163,227

Costs and Expenses
Rental property operating expenses	34,406	2,999	(d)	31,905	(e)	69,310
Reimbursed expenses	3,268	—		—		3,268
Land cost of sales	1,396	—		—		1,396
General and administrative expenses	10,622	—		—		10,622
Interest expense	9,176	227	(g)	4,574	(h)	13,977
Depreciation and amortization	27,240	1,766	(d)	25,625	(f)	54,631
Other	1,358	—		—		1,358

	87,466	4,992		62,104		154,562

Loss on extinguishment of debt	—	—		—		—

Income (loss) from continuing operations before taxes, unconsolidated joint ventures and sale of investment properties	(3,414)	172		11,907		8,665
Benefit (provision) for income taxes from operations	(2)	—		—		(2)
		35	(j)
Income (loss) from unconsolidated joint ventures	2,784	369	(i)	—		3,188

Income (loss) from continuing operations before gain on sale of investment properties	(632)	576		11,907		11,851
Gain on sale of investment properties	57,583	—		—		57,583

Income (loss) from continuing operations	56,951	576		11,907		69,434

Income (loss) from discontinued operations:						—
Income (loss) from discontinued operations	593	—		—		593
Gain on sale of discontinued operations	181	—		—		181

	774	—		—		774

Net income (loss)	57,725	576		11,907		70,208
Net loss attributable to noncontrolling interests	(1,022)	—		—		(1,022)

Net income (loss) attributable to controlling interests	56,703	576		11,907		69,186
Preferred share original issuance costs	(2,656)	—		—		(2,656)
Dividends to preferred stockholders	(6,454)	—		—		(6,454)

Net income (loss) available to common stockholders	$47,593	$576		$11,907		$60,076

Per common share information - basic and diluted:
Income (loss) from continuing operations attributable to controlling interest	$0.4202					$0.3459
Income (loss) from discontinued operations	$0.0069					$0.0045

Net income (loss) available to common stockholders	$0.4271					$0.3504

Weighted average shares - basic	111,430			60,000	(k)	171,430

Weighted average shares - diluted	111,593			60,000	(k)	171,593

The accompanying notes are an integral part of this statement.

(a)	Historical financial information is derived from the Company’s Quarterly Report filed on Form 10-Q for the six months ended June 30, 2013.
(b)	Includes pro forma adjustments for the Post Oak Central/Terminus Transactions and the acquisition of 816 Congress.
(c)	Rental property revenue consists primarily of base rent, tenant reimbursements and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Tenant reimbursements are defined by the respective leases. Amortization is recognized using the straight-line method based on the purchase price allocated to above- and below-market leases over the lives of the respective leases. Other income consists primarily of lease termination fees.
(d)	Represents adjustments related to the Post Oak Central/Terminus Transactions and the acquisition of 816 Congress.
(e)	Consists of property operating expenses, primarily made up of real estate taxes, utilities, management, insurance and maintenance and support services.
(f)	Depreciation and amortization expense is calculated using the straight-line method based on the purchase price allocated to building, tenant improvements, site improvements and lease intangibles over the lives of the respective leases.
(g)	Includes additional interest expense that would have been incurred on the Company’s revolving credit facility (the “Credit Facility”) if the Company had acquired Post Oak Central and 816 Congress on January 1, 2012 and funded the purchase price with borrowings under the Credit Facility. Also includes a decrease in the amount of interest expense due to the elimination of the Terminus 100 mortgage note payable upon the sale of 50% of Terminus 100 and to the receipt of cash from the Terminus 100 and Terminus 200 dispositions, which is assumed to have lowered the Credit Facility balance.
(h)	Represents additional interest expense (calculated at LIBOR plus 150 basis points or 1.70%) that would have been incurred on the New Facility if the Company had effected the Texas Acquisition on January 1, 2012 and funded the purchase price, in part, with borrowings under the New Facility.
(i)	Represents the Company’s share of the net income from the venture that acquired Terminus 100 and Terminus 200, of which the Company owns 50%. Based on the ownership and management structure of the joint venture, the Company accounts for its interest in these entities under the equity method. The pro forma adjustment reflects an estimate of what the Company’s share of the net income would be for this joint venture prior the closing of the transaction in 2013.
(j)	Represents amounts recorded in the historical consolidated statement of comprehensive income for the venture that owned Terminus 200 prior to the Company’s acquisition of the remaining 80% membership interest in Terminus 200. This amount would have been eliminated upon the acquisition of Terminus 200.
(k)	Represents shares assumed to be issued in connection with the Offering. Does not include any shares that may be issued pursuant to the exercise of the underwriters’ option to acquire additional shares.

Cousins Properties Incorporated and Subsidiaries

Pro Forma Consolidated Statement of Comprehensive Income

For the Year Ended December 31, 2012

(unaudited; in thousands, except per share amounts)

		Pro Forma Adjustments
	Cousins Properties Incorporated Historical(a)	Q1 and Q2 2013 Transactions(b)		Texas Acquisition		Pro Forma Total
Revenues
Rental property revenues	$125,609	$21,769	(d)	$139,658	(c)	$287,036
Fee income	17,797	—		—		17,797
Land sales	2,616	—		—		2,616
Other	2,256	—		3,134	(c)	5,390

	148,278	21,769		142,792		312,839

Costs and Expenses
Rental property operating expenses	54,518	15,682	(f)	61,791	(e)	131,991
Reimbursed expenses	7,063	—		—		7,063
Land cost of sales	1,420	—		—		1,420
General and administrative expenses	23,208	—		—		23,208
Interest expense	23,933	(3,915	)(g)	10,904	(h)	30,922
Depreciation and amortization	43,559	8,079	(i)	51,249	(j)	102,887
Impairment losses	488	—		—		488
Separation expenses	1,985	—		—		1,985
Other	4,517	—	(k)	—	(k)	4,517

	160,691	19,846		123,944		304,481

Loss on extinguishment of debt	(94)	—		—		(94)

Income (loss) from continuing operations before taxes, unconsolidated joint ventures and sale of investment properties	(12,507)	1,923		18,848		8,264
Benefit (provision) for income taxes from operations	(91)	—		—		(91)
		(65	)(l)
		(131	)(o)
Income (loss) from unconsolidated joint ventures	39,258	215	(m)	—		39,277

Income (loss) from continuing operations before gain on sale of investment properties	26,660	1,942		18,848		47,450
Gain on sale of investment properties	4,053	—	(n)	—		4,053

Income (loss) from continuing operations	30,713	1,942		18,848		51,503

Income (loss) from discontinued operations:
Income (loss) from discontinued operations	(1,201)	—		—		(1,201)
Gain on sale of discontinued operations	18,407	—		—		18,407

	17,206	—		—		17,206

Net income (loss)	47,919	1,942		18,848		68,709
Net loss attributable to noncontrolling interests	(2,191)	—		—		(2,191)

Net income (loss) attributable to controlling interests	45,728	1,942		18,848		66,518
Dividends to preferred stockholders	(12,907)	—		—		(12,907)

Net income (loss) available to common stockholders	$32,821	$1,942		$18,848		$53,611

Per common share information - basic and diluted:
Income (loss) from continuing operations attributable to controlling interest	$0.1500					$0.2218
Income (loss) from discontinued operations	$0.1653					$0.1048

Net income (loss) available to common stockholders	$0.3152					$0.3267

Weighted average shares - basic	104,117			60,000	(p)	164,117

Weighted average shares - diluted	104,125			60,000	(p)	164,125

The accompanying notes are an integral part of this statement.

(a)	Historical financial information is derived from the Company’s Annual Report filed on Form 10-K for the year ended December 31, 2012.
(b)	Includes pro forma adjustments for the Post Oak Central/Terminus Transaction and the acquisition of 816 Congress.
(c)	Rental property revenue consists primarily of base rent, tenant reimbursements and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Tenant reimbursements are defined by the respective leases. Amortization is recognized using the straight-line method based on the purchase price allocated to above- and below-market leases over the lives of the respective leases. Other income consists primarily of lease termination fees.
(d)	Represents adjustments related to the Post Oak Central/Terminus Transaction and the acquisition of 816 Congress.
(e)	Consists of property operating expenses, primarily made up of real estate taxes, utilities, management, insurance and maintenance and support services.
(f)	Represents property operating expenses recorded in the historical consolidated statement of comprehensive income for Terminus 100 which would have been eliminated upon the sale of 50% of Terminus 100 as well as property operating expenses for the Post Oak Central and 816 Congress acquisitions assuming the transactions had occurred on January 1, 2012. See Note (e) for a description of what is considered property operating expenses.
(g)	Includes additional interest expense that would have been incurred on the Company’s Credit Facility if the Company acquired Post Oak Central and 816 Congress on January 1, 2012 and funded the purchase price with borrowings under the Credit Facility. Also includes a decrease in the amount of interest expense due to the elimination of the Terminus 100 mortgage note payable upon the sale of 50% of Terminus 100 and to the receipt of cash from the Terminus 100 and Terminus 200 dispositions, which is assumed to have lowered the Credit Facility balance.
(h)	Represents additional interest expense (calculated at LIBOR plus 150 basis points or 1.70%) that would have been incurred on the New Facility if the Company had acquired the Texas Acquisition on January 1, 2012 and funded the purchase price, in part, with borrowings under the New Facility.
(i)	Represents depreciation and amortization expense recorded in the historical consolidated statement of comprehensive income for Terminus 100 which would have been eliminated upon the sale of 50% of Terminus 100 as well as depreciation and amortization expense calculated for the Post Oak Central and 816 Congress acquisitions assuming the transactions occurred on January 1, 2012. See Note (j) for description of what is considered depreciation and amortization expense.
(j)	Depreciation and amortization expense is calculated using the straight-line method based on the purchase price allocated to building, tenant improvements, site improvements and lease intangibles over the lives of the respective leases.
(k)	In connection with the Texas Acquisition, the 816 Congress acquisition, the Post Oak Central acquisition, the acquisition of the remaining 80% membership interest in Terminus 200, and the Terminus 100 and Terminus 200 dispositions, the Company incurred and expects to incur acquisition-related and disposition-related costs in an aggregate amount of approximately $3.8 million, which have been excluded from the pro forma statement of comprehensive income for the year ended December 31, 2012, as these amounts represent non-recurring charges.
(l)	Represents the Company’s share of the net loss from the venture that acquired Terminus 100 and Terminus 200, of which the Company owns 50%. Based on the ownership and management structure of the joint venture, the Company will account for its interest in these entities under the equity method.
(m)	Represents amounts recorded in the historical consolidated statement of comprehensive income for the venture that owned Terminus 200 prior to the Company’s acquisition of the remaining 80% membership interest in Terminus 200. This amount would have been eliminated upon the acquisition of Terminus 200.
(n)	In connection with the Terminus 100 and Terminus 200 dispositions, the Company recognized gains of $37.1 million and $19.7 million, respectively, which have been excluded from the pro forma statement of comprehensive income for the year ended December 31, 2012, as these amounts represent non-recurring charges.
(o)	Represents amounts recorded in the historical consolidated statement of comprehensive income for Terminus 100 which would have been eliminated upon the sale of 50% of Terminus 100.
(p)	Represents shares assumed to be issued in connection with the Offering.